Prospectus Supplement	dated December 15, 2009

Putnam AMT-Free Municipal Fund Prospectus dated 11/30/09

The table of Annual fund operating expenses in Fund summary – Fees and expenses is deleted in its entirety and replaced with the following:

Annual fund operating expenses*** (expenses you pay each year as a percentage of the value of your investment)

	Management	Distribution and	Other	Total annual fund	Expense	Net
Share class	fees	service (12b-1) fees	expenses	operating expenses	reimbursement	Expenses****

Class A	0.50%	0.23%†	0.11%	0.84%	(0.05)%	0.79%

Class B	0.50%	0.85%	0.11%	1.46%	(0.05)%	1.41%

Class C	0.50%	1.00%	0.11%	1.61%	(0.05)%	1.56%

Class M	0.50%	0.50%	0.11%	1.11%	(0.05)%	1.06%

Class Y	0.50%	N/A	0.11%	0.61%	(0.05)%	0.56%

*** Annual fund operating expenses reflect projected expenses based on a new expense arrangement and the fund’s recent (8/31/09) asset level.

**** Reflects Putnam Investment Management, LLC’s (Putnam Management) contractual obligation, through November 30, 2010, to limit the fund’s management fees to an annual rate of 0.452% of the fund’s average net assets. This obligation may be modified or discontinued by agreement between Putnam Management and the fund’s Board of Trustees at any time.

† Represents a blended rate. Distribution and Service (12b-1) fees for class A shares are paid at a rate equal to the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

PUTNAM INVESTMENTS	259504 12/09